Trade and Other Receivables - Summary of Trade and Other Receivables, Net Additional Information (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
TRADE AND OTHER RECEIVABLES.
Recoveries from insurance companies for claims	$ 18,805,057	$ 1,048,903
Accounts receivable from employees	11,663,906	9,709,051
Advances to suppliers and creditors	19,639,578	5,360,307
Lease debtors	61,753,441	34,550,131
Other miscellaneous receivables	$ 6,861,901	$ 10,185,390